Accounts Receivable, Net (Details) - Schedule of Provision for Doubtful Accounts - USD ($)	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Schedule of Provision for Doubtful Accounts [Abstract]
Beginning	$ 120,339	$ 14,123
Adoption of ASC 326	(55,794)
Provision for doubtful accounts included due to the acquisition of Industrial Insights Consulting LTD.	94,785
Additions	61,052	109,972
Exchange rate difference	(1,607)	(3,756)
Balance	$ 218,775	$ 120,339